Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




July 23, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  Buffalo Balanced Fund, Inc.
     SEC File No. 811-8364
     CIK No. 919228

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A for Buffalo Balanced Fund, Inc. This post-effective amendment is being filed under Rule 485(b) for the purpose of bring the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes. No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
Michael P. O'Hare
/s/Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




July 23, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  Buffalo Equity Fund, Inc.
     SEC File No. 811-8900
     CIK No. 933782

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A for Buffalo Equity Fund, Inc.
This post-effective amendment is being filed under Rule 485(b) for the purpose of bring the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes. No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
Michael P. O'Hare
/s/Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




July 23, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  Buffalo High Yield Fund, Inc.
     SEC File No. 811-8898
     CIK No. 933781

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A for Buffalo High Yield Fund, Inc. This post-effective amendment is being filed under Rule 485(b) for the purpose of bring the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes. No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
Michael P. O'Hare
/s/Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




July 23, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  Buffalo USA GLobal Fund, Inc.
     SEC File No. 811-8896
     CIK No. 933779

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A for Buffalo USA Global Fund, Inc. This post-effective amendment is being filed under Rule 485(b) for the purpose of bring the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes. No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
Michael P. O'Hare
/s/Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




July 23, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  Buffalo Small Cap Fund, Inc.
     SEC File No. 811-08509
     CIK No. 1050039

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for Buffalo Small Cap, Inc.
This post-effective amendment is being filed under Rule 485(b) for the purpose of bring the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes. No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
Michael P. O'Hare
/s/Michael P. O'Hare